LIMITED POWER OF ATTORNEY

I, May Russell, hereby constitute and
appoint HIRANDA S. DONOGHUE and
ANGELA M. PLA, with full powers of
substitution or revocation, to serve as my
Attorney-In-Fact and Agent to exercise the
powers and discretions set forth below:

1. To execute on my behalf any and all
Securities and Exchange Commission ("SEC")
(i) Forms 3, 4 and 5 in accordance with
Section 16 of the Securities Exchange Act
of 1934, as amended (the "Exchange Act"),
and the rules thereunder, relating to the
disclosure of my beneficial ownership of
securities in Fortune Brands Home & Security, Inc.
(the "Company") and (ii) Forms 144 in accordance
with the Securities Act of 1933, as amended (the
"Securities Act"), and the rules thereunder,
relating to my transactions in the securities of
the Company; and

2. To do and perform any and all acts for and on
behalf of the undersigned which may be necessary
or desirable to complete and execute any such
Form 3, 4, 5 or Form 144 and timely file such
form with the SEC and any stock exchange or
similar authority and take any other action of
any type whatsoever in connection with the
foregoing which, in the opinion of such attorneys-
in-fact, may be of benefit to, in the best
interest of, or legally required by, the
undersigned.

The undersigned hereby grants to such attorney-
in-fact full power and authority to do and
perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in
the exercise of any of the rights and powers
herein granted, as fully to all intents and
purposes as the undersigned might or could do
if personally present, with full power of
substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact
shall lawfully do or cause to be done by
virtue of this Power of Attorney and the
rights and powers herein granted.The
undersigned acknowledges that the foregoing
attorney-in-fact, in serving in such capacity
at the request of the undersigned, is not
assuming, nor is the Company assuming, any of
the undersigned's responsibilities to comply
with Section 16 of the Securities Exchange
Act or Rule 144 of the Securities Act.

This Power of Attorney shall at all times be
binding with respect to all actions taken by
the attorney-in-fact in accordance with the
terms of this Power of Attorney. The powers
granted by this Power of Attorney shall
begin on December 13, 2021 and shall continue in
full force and effect until the undersigned is no
longer required to file Section 16 Reports with
respect to the equity securities of the Company,
unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing
attorneys-in-fact.

I, May Russell, executed this Limited
Power of Attorney on this 8th day of February,
2022.

/s/ May Russell
May Russell